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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 11, 2003




                            JUPITERMEDIA CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                         000-26393                    06-1542480
   --------                         ---------                    ----------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
 incorporation)


                  23 OLD KINGS HIGHWAY SOUTH, DARIEN, CT 06820
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (203) 662-2800
                                                           --------------




                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

            On June 11, 2003, a Statement of Changes in Beneficial Ownership on Form 4 was filed pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, by each of Alan M. Meckler, Christopher S. Cardell and Christopher
J. Baudouin (respectively, the Chief Executive Officer, President and Chief Financial Officer of the Registrant and collectively, the "Reporting Persons"). Each of these Statements of Changes in Beneficial Ownership (the "6/11 Filings") was filed to report a grant of options by the Registrant to the Reporting Persons in the amounts indicated on such Reporting Person's respective 6/11 Filing. However, each of the 6/11 Filings inadvertently reported that the price of the derivative security, as set forth in column 8 of Table II of the 6/11 Filings, for the options granted to the Reporting Person named therein was $3.55 per share, in the case of Mr. Meckler, and $3.23 per share in the case of Messrs Cardell and Baudouin. In fact, all such options were granted at no cost to the Reporting Persons and column 8 of Table II of each of the 6/11 Filings should have been left blank. The 6/11 Filings have been amended accordingly and an amended Statement of Changes in Beneficial Ownership on Form 4 for each of the Reporting Persons has been filed to correct this inaccuracy.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             JUPITERMEDIA CORPORATION


                                             By /s/ Christopher S. Cardell
                                                --------------------------------
                                                Christopher S. Cardell
                                                President


Date:  June 12, 2003